UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261
(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2025, upon the recommendation of its Corporate Governance and Nominating Committee, the Board of Directors (the “Board”) of Sonoco Products Company (the “Company”) approved an increase to the size of the Board from eleven (11) to twelve (12) directors and appointed Scott A. Clark to the Board.

Mr. Clark has been appointed to serve on the Audit Committee and the Executive Compensation Committee of the Board, is an independent member of the Board and will stand for election by shareholders at the Company’s 2025 Annual Meeting of Shareholders.

Mr. Clark will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Director Compensation” of the Company’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 15, 2024. There are no arrangements or understandings with any other person pursuant to which Mr. Clark was elected to the Board. Mr. Clark has no direct or indirect material interest in any transaction required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K.

Item 7.01          Regulation FD Disclosure.

On February 12, 2025, the Company issued a press release announcing the election of Mr. Clark to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Sonoco Products Company, dated February 12, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: February 13, 2025	By:	/s/ John M. Florence, Jr.
John M. Florence, Jr.
General Counsel and Secretary